EXHIBIT (j)(1)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 162 to Registration Statement No. 002-27962 on Form N-1A of our reports dated as indicated on the attached Appendix A, relating to the financial statements and financial highlights of the Funds listed on the attached Appendix A, certain of the funds constituting Eaton Vance Special Investment Trust (the “Trust”), and the Portfolios listed on the attached Appendix A, appearing in the Annual Report on Form N-CSR of the Trust for the year ended December 31, 2015, and to the references to us under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statements of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

April 28, 2016

Appendix A

Report Date

Funds

February 18, 2016

Eaton Vance Growth Fund

February 19, 2016

Eaton Vance Core Bond Fund

February 19, 2016

Eaton Vance Dividend Builder Fund

February 19, 2016

Eaton Vance Global Small-Cap Fund

February 19, 2016

Eaton Vance Large-Cap Value Fund

February 19, 2016

Eaton Vance Small-Cap Fund

February 19, 2016

Eaton Vance Special Equities Fund

February 23, 2016

Eaton Vance Balanced Fund

February 23, 2016

Eaton Vance Commodity Strategy Fund

February 23, 2016

Eaton Vance Greater India Fund

February 23, 2016

Eaton Vance Real Estate Fund

February 23, 2016

Parametric Absolute Return Fund

Portfolio whose financial statements for the year ended October 31, 2015 are included in one or more of the above Funds annual reports for the year ended December 31, 2015:

Report Date

Portfolio

December 23, 2015

Global Macro Absolute Return Advantage Portfolio

Portfolio whose financial statements for the year ended December 31, 2015 are included in one or more of the above Funds annual reports for the year ended December 31, 2015:

Report Date

Portfolio

February 18, 2016                  Growth Portfolio

February 19, 2016

Core Bond Portfolio

February 19, 2016

Dividend Builder Portfolio

February 19, 2016

Large Cap-Value Portfolio

February 19, 2016

Stock Portfolio

February 23, 2016                  Greater India Portfolio